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                                                                   Exhibit 23.1


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Independent Certified Public Accountants" and to the use of our report dated July 29, 1998 in the Registration Statement on Form 10 of Lanier Worldwide, Inc. dated July 2, 1999.


                                        /s/ Ernst & Young LLP


Orlando, Florida
July 2, 1999